UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2022
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Privia Health Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-40365	81-3599420
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

950 N. Glebe Rd.,
Suite 700
Arlington,	Virginia		22203
(Address of Principal Executive Offices)			(Zip Code)
(571) 366-8850
Registrant's telephone number, including area code

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRVA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 30, 2022, the Board of Directors (the “Board”) of Privia Health Group, Inc. (the “Company”) increased the size of the Board from nine to ten directors and elected Nancy Cocozza to fill the newly created vacancy on the Board, effective April 1, 2022. The Board also appointed Ms. Cocozza to the Audit Committee of the Board, to replace Will Sherrill who ceased to serve on the Audit Committee on April 1, 2022.
The Board has found Ms. Cocozza to be independent in accordance with the independence standards of the rules of The Nasdaq Stock Market and the heightened independence standard for Audit Committee service. There are no arrangements or understandings between Ms. Cocozza and any other persons pursuant to which Ms. Cocozza was selected as a director, and there are no transactions in which Ms. Cocozza has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.
Ms. Cocozza will participate in the Company’s standard compensation program for non-employee directors, as determined by the Board from time to time and described in the section entitled “Board Structure and Compensation of Directors” in the Company’s Registration Statement on Form S-1, which was filed with the Securities and Exchange Commission on November 16, 2021, including an initial restricted stock unit award covering an amount of shares of the Company’s common stock equal to $175,000 divided by the 30 day trailing average stock price of the Company’s common stock the date of grant, which will be April 1, 2022. Additionally, in connection with her election to the Board, Ms. Cocozza will enter into a standard indemnification agreement with the Company.
Item 7.01 Regulation FD Disclosure.
On March 31, 2022, the Company issued a press release announcing the election of Ms. Cocozza to the Board. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibit:

Exhibit No.	Description
99.1	Press release dated March 31, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVIA HEALTH GROUP, INC.

Date: March 31, 2022	By:	/s/ Shawn Morris

Name: Shawn Morris
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated March 31, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL).